UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22714

Eaton Vance Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

July 31

Date of Fiscal Year End

July 31, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Emerging Markets Debt Opportunities Fund
Annual Report
July 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2023
Eaton Vance
Emerging Markets Debt Opportunities Fund

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Amid global concerns about inflation, rising interest rates, war in Ukraine, and the possibility of recession, emerging markets (EM) debt displayed value as a portfolio diversifier by outperforming most U.S. and developed-market fixed-income asset classes during the 12-month period ended July 31, 2023.
During the period, the J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index (the Index), a broad measure of EM debt, returned 10.08%. By comparison, the Bloomberg U.S. Aggregate Bond Index declined 3.37%, the FTSE World Government Bond Index lost 3.87%, and the Bloomberg Global Aggregate Bond Index fell 2.70%.
The first three months of the period, however, were not good for EM debt investors. In August, September, and October 2022, the Index declined under the weight of U.S. Federal Reserve (the Fed) rate hikes, high inflation, weakness in EM currencies, and worries about a potential winter energy crisis in Europe.
But November 2022 marked a turnaround. EM debt began a rally that continued, with brief interruptions in February and May 2023, through the end of the period on July 31, 2023. Drivers of the rally included hopes for Fed moderation, improving EM fundamentals, the end of China’s zero-COVID restrictions on economic activity, and strengthening EM currencies amid falling local interest rates.
While the Fed announced its fourth consecutive 75 bps rate hike at its November 2022 meeting, the central bank indicated that future hikes could potentially be smaller, as inflation appeared to be moderating – and indeed its subsequent hikes during the period tapered to 50 and then 25 bps. Fed comments after its last meeting during the period, in July 2023, gave investors hope that the Fed was at or near the end of its tightening cycle – a cycle that had hurt EM debt assets by increasing the relative attractiveness of higher-credit-quality U.S. debt.
Fundamentals for many EM economies improved during the period as well. Ukraine reached an agreement with the International Monetary Fund on a large support package, the first of its kind for a country at war. Mexico, as well as Vietnam and other Southeast Asian nations, benefited from developed-market industries’ efforts to diversify their supply chains beyond China. And EM energy exporters stepped into the breach to supply energy to European nations seeking independence from Russian suppliers.
As a group, EM currencies strengthened against the U.S. dollar during the period. In general, EM central banks appeared to be ahead of their developed-market counterparts in tightening policy during this monetary policy cycle and, as a result, opening the door to easing rates sooner as well. As a result, developed-market sovereign debt generally continued selling off in the closing months of the period, while EM sovereign debt rallied.
China, the largest country weighting in the Index, provided a stark contrast to most of the EM universe during the period. While China’s ending of its zero-COVID restrictions early in the period gave investors hope that China would again be an engine of global growth, its economy remained hobbled by increasing tensions with the U.S., an ailing property sector, weak spending by consumers and businesses, and overseas customers seeking to lessen their dependence on Chinese manufacturing. As a result, the yuan was one of the few EM currencies to weaken against the U.S. dollar during the period, and China’s central bank cut interest rates as it attempted to stimulate its weakening economy.
Fund Performance
For the 12-month period ended July 31, 2023, Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) returned 17.25% for Class A shares at net asset value (NAV), outperforming the 10.08% return of the Index.
The largest single contributor to performance versus the Index was duration positioning in the Fund’s U.S. dollar-denominated (hard currency) assets. By design, during the period, the Fund used U.S. Treasury futures, a type of derivative, to manage its U.S. Treasury duration exposure to near-zero — so Fund investors had exposure to EM debt that was minimally affected by changes in Treasury rates. During a period when Treasury rates rose substantially and bond prices declined, this strategy helped relative performance versus the Index, which had approximately three years of Treasury duration exposure during the period.
On a regional basis, asset positions in Eastern Europe, Africa, and Asia contributed to Fund performance versus the Index as well. Within Eastern Europe, the Fund’s allocation to local-currency Ukrainian sovereign debt was the largest single-country contributor to Fund performance versus the Index. As Ukraine made progress against the Russian invasion and continued to make principal and interest payments on its bonds, Ukrainian debt -- which had been considered distressed debt early in the war -- rebounded in price during the period.
In Africa, the Fund’s position in Tanzanian sovereign debt was the second-largest single-country contributor to returns relative to the Index. The country’s bond prices rose as the government, under a new president, made the political system more inclusive, opened up the economy to more foreign investment, and made better use of its vast natural gas deposits during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Management’s Discussion of Fund Performance† — continued

In Asia, the Fund had purchased Sri Lankan sovereign bonds during the Fund’s previous fiscal year at a steep discount, after the country defaulted on its debt. As Sri Lanka made significant progress on restructuring its debt, the bonds rallied during the period and contributed to the Fund’s performance versus the Index. Elsewhere in Asia, the Fund’s zero exposure to the Chinese yuan – compared with about a 5% exposure in the Index – contributed to performance versus the Index as the Chinese currency weakened against other currencies during the period.
In contrast, the Fund’s overall exposure to EM currencies detracted from Fund performance versus the Index. As most EM currencies strengthened against the U.S. dollar during the period (with the Chinese yuan being a notable exception), the Fund’s underexposure to EM currencies, compared with the Index, detracted from relative returns.
In particular, the Fund’s significant underweight to the Brazilian real and the Mexican peso for the majority of the period detracted from performance versus the Index. The peso benefited from the general rally in EM debt and EM currencies, and also from an accelerating “near-shoring” trend that moved some industrial production from Asia to countries nearer to the U.S. In addition to the general EM rally, the real benefited during the period from economic policies by Brazil’s central bank that addressed inflation, and the bank’s resistance to government pressure to instead ease monetary policy.
The Fund’s overweight exposure to duration in South Africa also detracted from relative returns, as the central bank increased interest rates more than the Fund had expected, to address inflation.
In addition, the Fund’s use of derivatives detracted from relative performance versus the Index. As noted earlier, the Fund’s use of U.S. Treasury futures, a type of derivative, to manage its U.S. Treasury duration contributed to relative returns. However, the Fund’s use of foreign exchange (FX) forwards in managing select currency exposures and its use of interest-rate swaps in managing select interest-rate exposures muted relative performance. Additionally, limited exposure to credit-default swaps had a small, adverse impact on relative returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Performance

Portfolio Manager(s) Akbar A. Causer and Brian Shaw, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/03/2015	02/04/2013	17.25%	4.63%	4.18%
Class A with 3.25% Maximum Sales Charge	—	—	13.39	3.94	3.84
Class I at NAV	09/03/2015	02/04/2013	17.52	4.90	4.42
Class R6 at NAV	02/04/2013	02/04/2013	17.60	4.97	4.43

J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index	—	—	10.08%	0.98%	1.56%
% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
	1.11%	0.86%	0.79%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	07/31/2013	$1,541,182	N.A.
Class R6, at minimum investment	$5,000,000	07/31/2013	$7,714,838	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Fund Profile

Asset Allocation (% of net assets)[1]
Foreign Currency Exposures by Country (% of net assets)[2]
India	4.9%
Brazil	4.2
Dominican Republic	4.0
South Korea	3.9
Hungary	3.6
Uzbekistan	3.5
Israel	3.4
Indonesia	2.9
Serbia	2.6
Uruguay	2.4
Armenia	1.8
Other	3.7 [3]
Euro	-6.0
Total Long	41.1%
Total Short	-6.2%
Total Net	34.9%

Footnotes:
[1]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
[2]	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.
[3]	Includes amounts each less than 1.0% or –1.0%, as applicable.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 25% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, and 50% J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged). J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified is an unmanaged index of USD-denominated emerging market corporate bonds. J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2022, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at net asset value (NAV) do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A and Class I is linked to Class R6. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Global Aggregate Bond Index is an unmanaged index of global investment-grade bonds denominated in the U.S. Dollar, Euro, Japanese Yen, and British Sterling. The index includes corporate bonds, government bonds, and mortgage-backed securities. FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (2/1/23)	Ending Account Value (7/31/23)	Expenses Paid During Period* (2/1/23 – 7/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,049.20	$5.64	1.11%
Class I	$1,000.00	$1,050.40	$4.37	0.86%
Class R6	$1,000.00	$1,050.80	$3.92	0.77%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.29	$5.56	1.11%
Class I	$1,000.00	$1,020.53	$4.31	0.86%
Class R6	$1,000.00	$1,020.98	$3.86	0.77%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2023.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments

Convertible Bonds — 1.0%
Security	Principal Amount (000's omitted)		Value
Bermuda — 0.2%
Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	3,800	$ 3,602,400
			$ 3,602,400
China — 0.4%
Meituan, 0.00%, 4/27/27(1)	USD	7,000	$ 6,179,250
			$ 6,179,250
India — 0.3%
Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(1)	USD	4,965	$ 4,125,989
			$ 4,125,989
South Africa — 0.1%
HTA Group, Ltd., 2.875%, 3/18/27(1)	USD	1,400	$ 1,131,904
			$ 1,131,904
Total Convertible Bonds (identified cost $15,862,227)			$ 15,039,543

Foreign Corporate Bonds — 25.9%
Security	Principal Amount (000's omitted)		Value
Argentina — 0.1%
IRSA Inversiones y Representaciones S.A., 8.75%, 6/22/28(2)	USD	1,715	$ 1,669,621
			$ 1,669,621
Armenia — 0.2%
Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(1)	USD	2,559	$ 2,514,217
			$ 2,514,217
Brazil — 3.8%
Coruripe Netherlands BV:
10.00%, 2/10/27(2)	USD	1,683	$ 1,194,425
10.00%, 2/10/27(1)	USD	10,856	7,704,503
Guara Norte S.a.r.l., 5.198%, 6/15/34(1)	USD	7,395	6,605,643
Hidrovias International Finance S.a.r.l., 4.95%, 2/8/31(1)	USD	8,403	6,770,869
MC Brazil Downstream Trading S.a.r.l.:
7.25%, 6/30/31(1)	USD	750	487,450
Security	Principal Amount (000's omitted)		Value
Brazil (continued)
MC Brazil Downstream Trading S.a.r.l.: (continued)
7.25%, 6/30/31(2)	USD	7,309	$ 4,751,381
MV24 Capital BV, 6.748%, 6/1/34(1)	USD	5,637	5,211,924
Natura & Co. Luxembourg Holdings S.a.r.l.:
6.00%, 4/19/29(2)	USD	3,012	2,867,976
6.00%, 4/19/29(1)	USD	5,347	5,091,324
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	USD	6,635	5,849,771
Petrobras Global Finance BV, 6.50%, 7/3/33	USD	5,537	5,446,642
Vale S.A., 2.762%(3)(4)	BRL	55,335	3,615,837
			$ 55,597,745
Bulgaria — 0.2%
Bulgarian Energy Holding EAD, 2.45%, 7/22/28(1)	EUR	2,908	$ 2,703,210
			$ 2,703,210
Burkina Faso — 0.5%
Endeavour Mining PLC, 5.00%, 10/14/26(1)	USD	8,376	$ 7,621,406
			$ 7,621,406
Chile — 1.1%
AES Andes S.A.:
6.35% to 4/7/25, 10/7/79(1)(5)	USD	2,011	$ 1,901,868
7.125% to 4/7/24, 3/26/79(1)(5)	USD	7,472	7,154,066
Latam Airlines Group S.A., 13.375%, 10/15/27(2)	USD	569	620,859
VTR Comunicaciones SpA:
4.375%, 4/15/29(1)	USD	5,365	3,169,749
5.125%, 1/15/28(1)	USD	5,092	3,011,483
			$ 15,858,025
China — 0.3%
KWG Group Holdings, Ltd., 7.875%, 8/30/24	USD	5,749	$ 445,537
Shimao Group Holdings, Ltd., 5.60%, 7/15/26(1)(6)	USD	15,682	1,195,753
Sunac China Holdings, Ltd.:
6.50%, 7/9/23(1)(6)	USD	2,800	322,048
8.35%, 4/19/23(1)(6)	USD	8,102	911,614
Times China Holdings, Ltd.:
5.55%, 6/4/24(1)(6)	USD	17,720	955,509
6.75%, 7/16/23(1)(6)	USD	3,803	171,135
			$ 4,001,596
Colombia — 1.7%
ABRA Global Finance, 11.50%, (6.00% cash and 5.50% PIK), 3/2/28(2)	USD	6,617	$ 5,607,183
Aris Mining Corp., 6.875%, 8/9/26(1)	USD	9,585	7,675,716

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount (000's omitted)		Value
Colombia (continued)
Canacol Energy, Ltd., 5.75%, 11/24/28(1)	USD	7,005	$ 6,144,384
SierraCol Energy Andina, LLC, 6.00%, 6/15/28(1)	USD	6,439	5,084,330
			$ 24,511,613
Costa Rica — 0.5%
Liberty Costa Rica Senior Secured Finance:
10.875%, 1/15/31(1)	USD	3,294	$ 3,306,784
10.875%, 1/15/31(2)	USD	4,000	4,015,525
			$ 7,322,309
Georgia — 0.3%
TBC Bank JSC, 8.894% to 11/6/26(1)(3)(5)	USD	4,741	$ 4,252,677
			$ 4,252,677
Ghana — 0.8%
Kosmos Energy, Ltd.:
7.50%, 3/1/28(1)	USD	4,506	$ 4,013,816
7.75%, 5/1/27(1)	USD	1,889	1,737,347
Tullow Oil PLC, 10.25%, 5/15/26(1)	USD	7,941	6,465,562
			$ 12,216,725
Honduras — 0.1%
Inversiones Atlantida S.A., 7.50%, 5/19/26(1)	USD	1,119	$ 1,043,367
			$ 1,043,367
Hong Kong — 0.2%
Yuexiu REIT MTN Co., Ltd., 2.65%, 2/2/26(1)	USD	2,826	$ 2,430,419
			$ 2,430,419
Hungary — 0.5%
OTP Bank Nyrt, 8.75% to 2/15/28, 5/15/33(1)(5)	USD	7,834	$ 7,876,084
			$ 7,876,084
India — 0.9%
JSW Steel, Ltd., 5.05%, 4/5/32(1)	USD	8,264	$ 6,735,409
Vedanta Resources Finance II PLC, 13.875%, 1/21/24(1)	USD	6,817	6,121,057
			$ 12,856,466
Indonesia — 0.9%
Minejesa Capital BV, 4.625%, 8/10/30(1)	USD	14,893	$ 13,682,944
			$ 13,682,944
Security	Principal Amount (000's omitted)		Value
Ireland — 0.6%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	USD	10,613	$ 9,645,731
			$ 9,645,731
Mauritius — 0.0%(7)
Azure Power Energy, Ltd., 3.575%, 8/19/26(1)	USD	377	$ 292,844
			$ 292,844
Mexico — 4.6%
Alpha Holding S.A. de CV:
9.00%, 2/10/25(1)(6)	USD	9,319	$ 139,785
10.00%, 12/19/22(1)(6)	USD	5,495	82,418
Banco Mercantil del Norte S.A., 8.375% to 10/14/30(1)(3)(5)	USD	1,793	1,759,041
BBVA Bancomer S.A.:
5.125% to 1/17/28, 1/18/33(1)(5)	USD	5,888	5,126,976
8.45% to 6/29/33, 6/29/38(2)(5)	USD	3,754	3,825,326
Braskem Idesa SAPI:
6.99%, 2/20/32(1)	USD	2,741	1,769,812
7.45%, 11/15/29(1)	USD	6,736	4,633,377
Cemex SAB de CV:
5.125% to 6/8/26(1)(3)(5)	USD	6,500	6,031,025
9.125% to 3/14/28(2)(3)(5)	USD	5,480	5,706,292
Grupo Kaltex S.A. de CV, 14.50%, (13.00% cash and 1.50% PIK), 9/30/25(2)	USD	7,480	6,732,000
Petroleos Mexicanos:
5.95%, 1/28/31	USD	14,704	10,930,280
6.35%, 2/12/48	USD	3,272	2,037,990
6.875%, 8/4/26	USD	3,405	3,173,892
7.19%, 9/12/24(2)	MXN	1,420	79,183
10.00%, 2/7/33(2)	USD	4,048	3,773,413
Total Play Telecomunicaciones S.A. de CV:
6.375%, 9/20/28(1)	USD	7,037	4,043,108
7.50%, 11/12/25(1)	USD	11,151	7,632,886
			$ 67,476,804
Moldova — 0.3%
Aragvi Finance International DAC, 8.45%, 4/29/26(1)	USD	5,608	$ 3,881,297
			$ 3,881,297
Nigeria — 0.5%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	USD	2,411	$ 2,206,595
SEPLAT Energy PLC, 7.75%, 4/1/26(1)	USD	5,387	4,824,867
			$ 7,031,462

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount (000's omitted)		Value
Panama — 0.3%
Multibank, Inc., 7.75%, 2/3/28(2)	USD	3,919	$ 3,963,285
			$ 3,963,285
Paraguay — 0.6%
Frigorifico Concepcion S.A.:
7.70%, 7/21/28(1)	USD	2,097	$ 1,796,542
7.70%, 7/21/28(2)	USD	7,960	6,819,491
			$ 8,616,033
Peru — 1.7%
Auna SAA, 6.50%, 11/20/25(1)	USD	13,449	$ 11,781,660
Peru LNG SRL, 5.375%, 3/22/30(1)	USD	9,277	7,499,068
Telefonica del Peru SAA, 7.375%, 4/10/27(1)	PEN	29,500	6,310,086
			$ 25,590,814
Russia — 0.2%
Hacienda Investments, Ltd. Via DME Airport DAC, 5.35%, 2/8/28(1)(6)	USD	1,672	$ 986,480
Tinkoff Bank JSC Via TCS Finance, Ltd., 6.00% to 12/20/26(1)(3)(5)	USD	4,509	2,412,315
			$ 3,398,795
Saint Lucia — 0.5%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	USD	7,677	$ 6,978,700
			$ 6,978,700
Singapore — 0.8%
APL Realty Holdings Pte., Ltd., 5.95%, 6/2/24(1)	USD	8,330	$ 5,060,475
Indika Energy Capital IV Pte, Ltd., 8.25%, 10/22/25(1)	USD	3,216	3,209,695
Puma International Financing S.A., 5.125%, 10/6/24(1)	USD	3,153	3,136,857
			$ 11,407,027
South Africa — 1.2%
HTA Group, Ltd., 7.00%, 12/18/25(1)	USD	4,465	$ 4,273,496
Petra Diamonds US Treasury PLC, 9.75% PIK, 3/8/26(1)	USD	1,863	1,694,965
Sasol Financing USA, LLC:
5.50%, 3/18/31	USD	6,181	5,099,385
6.50%, 9/27/28	USD	1,859	1,722,211
8.75%, 5/3/29(2)	USD	2,510	2,512,821
8.75%, 5/3/29(1)	USD	2,842	2,845,194
			$ 18,148,072
Security	Principal Amount (000's omitted)		Value
Turkey — 1.2%
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(1)	USD	9,834	$ 8,811,629
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(1)	USD	9,555	9,039,030
			$ 17,850,659
United Arab Emirates — 0.2%
Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24(1)	USD	3,216	$ 3,229,491
			$ 3,229,491
Uzbekistan — 0.6%
International Finance Corp., 16.00%, 2/21/25	UZS	19,000,000	$ 1,641,955
Ipoteka-Bank ATIB:
5.50%, 11/19/25(1)	USD	576	535,360
16.00%, 4/16/24(1)	UZS	84,080,000	7,027,790
National Bank of Uzbekistan, 4.85%, 10/21/25(1)	USD	319	304,645
			$ 9,509,750
Vietnam — 0.5%
Mong Duong Finance Holdings BV, 5.125%, 5/7/29(1)	USD	8,110	$ 7,339,339
			$ 7,339,339
Total Foreign Corporate Bonds (identified cost $427,855,503)			$380,518,527

Loan Participation Notes — 2.1%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 2.1%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(1)(8)(9)	UZS	172,033,910	$ 14,892,172
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank "Asaka"), 18.70%, 7/21/26(1)(8)(9)	UZS	197,697,150	16,229,199
Total Loan Participation Notes (identified cost $26,974,549)			$ 31,121,371

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Senior Floating-Rate Loans — 0.2%(10)
Borrower/Description	Principal Amount (000's omitted)	Value
Luxembourg — 0.2%
Zacapa S.a.r.l., Term Loan, 9.242%, (SOFR + 4.00%), 3/22/29	$2,370	$ 2,356,076
Total Senior Floating-Rate Loans (identified cost $2,359,846)		$ 2,356,076

Sovereign Government Bonds — 53.6%
Security	Principal Amount (000's omitted)		Value
Albania — 1.6%
Albania Government International Bond:
3.50%, 10/9/25(1)	EUR	1,473	$ 1,562,207
3.50%, 6/16/27(1)	EUR	154	158,289
5.90%, 6/9/28(1)	EUR	19,849	21,537,544
			$ 23,258,040
Argentina — 0.1%
Provincia del Chubut Argentina, 7.75%, 7/26/30(1)	USD	1,349	$ 1,179,842
			$ 1,179,842
Armenia — 1.8%
Republic of Armenia Treasury Bond:
8.00%, 10/29/31	AMD	652,167	$ 1,455,115
9.00%, 4/29/26	AMD	685,690	1,706,474
9.25%, 4/29/28	AMD	531,800	1,305,769
9.60%, 10/29/33	AMD	7,159,780	17,511,830
9.75%, 10/29/50	AMD	769,667	1,879,821
9.75%, 10/29/52	AMD	826,730	2,015,334
			$ 25,874,343
Barbados — 0.4%
Government of Barbados:
6.50%, 10/1/29(2)	USD	2,173	$ 2,047,770
6.50%, 10/1/29(1)	USD	3,973	3,744,081
			$ 5,791,851
Benin — 1.7%
Benin Government International Bond:
4.875%, 1/19/32(1)	EUR	5,031	$ 4,307,004
4.95%, 1/22/35(1)	EUR	6,108	4,912,368
Security	Principal Amount (000's omitted)		Value
Benin (continued)
Benin Government International Bond: (continued)
6.875%, 1/19/52(1)	EUR	20,102	$ 16,189,388
			$ 25,408,760
Bosnia and Herzegovina — 0.0%(7)
Republic of Srpska:
1.50%, 10/30/23	BAM	49	$ 27,179
1.50%, 6/9/25	BAM	20	10,891
1.50%, 9/25/26	BAM	168	94,700
			$ 132,770
Chile — 1.9%
Bonos de la Tesoreria de la Republica en pesos, 5.30%, 11/1/37(1)	CLP	23,230,000	$ 27,424,954
			$ 27,424,954
Dominican Republic — 3.8%
Dominican Republic:
8.00%, 1/15/27(1)	DOP	50,040	$ 837,402
8.00%, 2/12/27(1)	DOP	255,750	4,288,595
9.75%, 6/5/26(1)	DOP	28,050	509,977
12.00%, 8/8/25(2)	DOP	217,820	3,999,848
12.75%, 9/23/29(2)	DOP	494,600	10,190,310
13.00%, 1/30/26(2)	DOP	209,070	3,983,965
13.00%, 6/10/34(1)	DOP	421,100	9,263,463
13.625%, 2/3/33(2)	DOP	461,150	10,162,352
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(1)	DOP	17,280	286,980
12.00%, 10/3/25(2)	DOP	634,070	11,655,917
13.00%, 12/5/25(2)	DOP	53,380	1,012,550
			$ 56,191,359
Ecuador — 0.2%
Republic of Ecuador:
1.50%, 7/31/40(1)	USD	800	$ 179,227
1.50% to 7/31/23, 7/31/40(1)(11)	USD	182	40,826
1.50%, 7/31/40(1)	USD	1,640	367,436
1.50%, 7/31/40(1)	USD	2,265	507,266
1.50%, 7/31/40(1)	USD	1,538	344,574
1.50%, 7/31/40(1)	USD	410	91,859
1.50%, 7/31/40(1)	USD	3,451	773,045
			$ 2,304,233

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount (000's omitted)		Value
Egypt — 0.1%
Arab Republic of Egypt:
7.50%, 2/16/61(1)	USD	1,527	$ 839,819
8.70%, 3/1/49(1)	USD	579	339,832
			$ 1,179,651
El Salvador — 0.1%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	1,149	$ 1,052,639
			$ 1,052,639
Ethiopia — 0.8%
Ethiopia Government International Bond, 6.625%, 12/11/24(1)	USD	18,022	$ 12,481,316
			$ 12,481,316
Ghana — 0.6%
Ghana Government International Bond:
6.375%, 2/11/27(1)(6)	USD	791	$ 363,534
7.625%, 5/16/29(1)(6)	USD	2,202	1,007,415
7.75%, 4/7/29(1)(6)	USD	4,090	1,876,287
7.875%, 2/11/35(1)(6)	USD	1,117	515,598
8.125%, 3/26/32(1)(6)	USD	2,284	1,052,319
8.625%, 4/7/34(1)(6)	USD	4,103	1,887,380
8.627%, 6/16/49(1)(6)	USD	741	333,450
8.75%, 3/11/61(1)(6)	USD	2,522	1,124,308
8.875%, 5/7/42(1)(6)	USD	1,866	836,901
8.95%, 3/26/51(1)(6)	USD	200	90,072
			$ 9,087,264
Honduras — 0.6%
Honduras Government International Bond:
5.625%, 6/24/30(1)	USD	3,269	$ 2,696,925
6.25%, 1/19/27(1)	USD	6,920	6,383,700
7.50%, 3/15/24(1)	USD	0 (12)	18
			$ 9,080,643
Hungary — 1.2%
Hungary Government Bond:
3.00%, 10/27/38	HUF	2,089,960	$ 3,661,933
4.00%, 4/28/51	HUF	1,129,320	1,953,560
4.75%, 11/24/32	HUF	5,084,870	12,016,518
			$ 17,632,011
Security	Principal Amount (000's omitted)		Value
India — 4.8%
India Government Bond:
7.10%, 4/18/29	INR	3,836,700	$ 46,460,928
7.26%, 2/6/33	INR	1,936,890	23,759,306
			$ 70,220,234
Indonesia — 3.9%
Indonesia Government Bond:
7.125%, 6/15/42	IDR	64,965,000	$ 4,551,643
7.125%, 6/15/43	IDR	692,605,000	49,154,746
7.375%, 5/15/48	IDR	61,940,000	4,386,732
			$ 58,093,121
Iraq — 0.5%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	7,358	$ 6,852,203
			$ 6,852,203
Ivory Coast — 0.7%
Ivory Coast Government International Bond:
6.625%, 3/22/48(1)	EUR	5,851	$ 4,866,827
6.875%, 10/17/40(1)	EUR	6,666	5,900,209
			$ 10,767,036
Kenya — 1.0%
Government of Kenya:
7.00%, 5/22/27(1)	USD	4,519	$ 4,100,247
8.00%, 5/22/32(1)	USD	11,755	10,181,123
			$ 14,281,370
Lebanon — 0.3%
Lebanese Republic:
5.80%, 4/14/20(1)(6)	USD	825	$ 61,826
6.00%, 1/27/23(1)(6)	USD	3,686	250,434
6.10%, 10/4/22(1)(6)	USD	14,110	1,057,403
6.15%, 6/19/20(6)	USD	1,096	82,200
6.20%, 2/26/25(1)(6)	USD	1,090	81,708
6.25%, 5/27/22(6)	USD	1,850	138,639
6.25%, 11/4/24(1)(6)	USD	894	66,867
6.25%, 6/12/25(1)(6)	USD	143	10,725
6.375%, 3/9/20(6)	USD	16,140	1,209,532
6.40%, 5/26/23(6)	USD	880	66,070
6.65%, 4/22/24(1)(6)	USD	4,796	359,019
6.65%, 11/3/28(1)(6)	USD	8,115	604,608
6.75%, 11/29/27(1)(6)	USD	29	2,158
6.85%, 5/25/29(6)	USD	3,159	236,736

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount (000's omitted)		Value
Lebanon (continued)
Lebanese Republic: (continued)
7.00%, 12/3/24(6)	USD	369	$ 27,714
7.00%, 3/20/28(1)(6)	USD	1,874	140,363
7.05%, 11/2/35(1)(6)	USD	564	41,982
7.15%, 11/20/31(1)(6)	USD	226	16,927
8.20%, 5/17/33(6)	USD	77	5,775
8.25%, 4/12/21(1)(6)	USD	5,837	433,426
8.25%, 5/17/34(6)	USD	65	4,706
			$ 4,898,818
Mexico — 6.5%
Mexican Udibonos:
2.75%, 11/27/31	MXN	1,501,517	$ 78,718,321
4.00%, 11/3/50	MXN	304,172	17,092,322
			$ 95,810,643
North Macedonia — 2.2%
North Macedonia Government International Bond:
1.625%, 3/10/28(1)	EUR	11,625	$ 10,545,279
3.675%, 6/3/26(1)	EUR	1,992	2,069,849
6.96%, 3/13/27(1)	EUR	17,232	19,601,669
			$ 32,216,797
Panama — 0.1%
Panama Bonos del Tesoro, 6.375%, 7/25/33(1)(2)	USD	1,749	$ 1,736,757
			$ 1,736,757
Paraguay — 0.3%
Republic of Paraguay, 5.40%, 3/30/50(1)	USD	5,649	$ 4,897,814
			$ 4,897,814
Peru — 2.4%
Peru Government Bond:
6.15%, 8/12/32	PEN	109,791	$ 29,501,381
6.714%, 2/12/55	PEN	23,071	6,305,835
			$ 35,807,216
Romania — 3.1%
Romania Government International Bond:
1.75%, 7/13/30(1)	EUR	14,778	$ 12,684,099
2.00%, 1/28/32(1)	EUR	328	271,681
2.00%, 4/14/33(1)	EUR	2,065	1,648,984
2.124%, 7/16/31(1)	EUR	815	695,265
2.125%, 3/7/28(1)	EUR	1,558	1,519,275
Security	Principal Amount (000's omitted)		Value
Romania (continued)
Romania Government International Bond: (continued)
2.50%, 2/8/30(1)	EUR	488	$ 452,669
3.375%, 1/28/50(1)	EUR	3,800	2,755,829
3.624%, 5/26/30(1)	EUR	4,243	4,186,702
3.75%, 2/7/34(1)	EUR	1,080	982,566
4.625%, 4/3/49(1)	EUR	12,808	11,560,384
6.625%, 9/27/29(1)	EUR	7,975	9,216,990
			$ 45,974,444
Serbia — 3.7%
Republic of Serbia:
1.00%, 9/23/28(1)	EUR	6,694	$ 5,865,685
1.50%, 6/26/29(1)	EUR	7,296	6,387,321
1.65%, 3/3/33(1)	EUR	6,268	4,756,940
Serbia Treasury Bond, 4.50%, 8/20/32	RSD	4,374,120	36,734,891
			$ 53,744,837
Seychelles — 0.0%(7)
Republic of Seychelles, 8.00%, 1/1/26(1)	USD	89	$ 89,265
			$ 89,265
Sri Lanka — 1.9%
Sri Lanka Government International Bond:
5.75%, 4/18/23(1)(6)	USD	7,048	$ 3,206,840
6.20%, 5/11/27(1)(6)	USD	7,329	3,324,778
6.35%, 6/28/24(1)(6)	USD	3,974	1,812,821
6.75%, 4/18/28(1)(6)	USD	9,951	4,511,722
6.825%, 7/18/26(1)(6)	USD	13,954	6,494,552
6.85%, 3/14/24(1)(6)	USD	4,889	2,231,391
6.85%, 11/3/25(1)(6)	USD	10,377	4,794,484
7.55%, 3/28/30(1)(6)	USD	2,868	1,302,218
			$ 27,678,806
Suriname — 2.7%
Republic of Suriname:
9.25%, 10/26/26(1)(6)	USD	44,049	$ 36,846,988
12.875%, 12/30/23(1)(6)	USD	2,269	1,920,709
12.875%, 12/30/23(2)(6)	USD	476	402,934
			$ 39,170,631
Ukraine — 0.7%
Ukraine Government Bond:
9.79%, 5/26/27	UAH	385,843	$ 5,712,346
9.99%, 5/22/24	UAH	42,931	855,153

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Security	Principal Amount (000's omitted)		Value
Ukraine (continued)
Ukraine Government Bond: (continued)
10.00%, 8/23/23	UAH	9,702	$ 215,455
10.95%, 11/1/23	UAH	18,951	415,749
11.67%, 11/22/23	UAH	31,998	701,975
12.70%, 10/30/24	UAH	107,418	2,009,569
			$ 9,910,247
Uruguay — 2.6%
Uruguay Government Bond:
3.875%, 7/2/40(13)	UYU	483,180	$ 13,925,902
9.75%, 7/20/33	UYU	829,904	23,231,206
Uruguay Monetary Regulation Bill, 0.00%, 7/3/24	UYU	65,345	1,599,537
			$ 38,756,645
Uzbekistan — 0.3%
Republic of Uzbekistan:
14.00%, 7/19/24(1)	UZS	21,310,000	$ 1,808,316
14.50%, 11/25/23(1)	UZS	22,100,000	1,910,209
14.50%, 11/25/23(2)	UZS	3,340,000	288,692
			$ 4,007,217
Zambia — 1.0%
Zambia Government Bond:
11.00%, 1/25/26	ZMW	89,335	$ 4,004,617
11.00%, 6/28/26	ZMW	5,614	234,955
11.00%, 12/27/26	ZMW	7,560	301,033
12.00%, 6/28/28	ZMW	19,000	674,991
12.00%, 8/30/28	ZMW	1,500	52,728
12.00%, 11/29/28	ZMW	6,000	207,032
13.00%, 1/25/31	ZMW	9,355	310,670
Zambia Government International Bond:
5.375%, 9/20/22(1)(6)	USD	3,529	1,877,375
8.50%, 4/14/24(1)(6)	USD	9,724	5,673,225
8.97%, 7/30/27(1)(6)	USD	2,931	1,700,273
			$ 15,036,899
Total Sovereign Government Bonds (identified cost $788,227,084)			$788,030,676

Sovereign Loans — 2.3%
Borrower/Description	Principal Amount (000's omitted)		Value
Ivory Coast — 0.1%
Republic of Ivory Coast, Term Loan, 9.638%, (6 mo. EURIBOR + 5.75%), 1/6/28(14)	EUR	945	$ 1,105,914
			$ 1,105,914
Kenya — 0.1%
Government of Kenya, Term Loan, 12.203%, (3 mo. USD LIBOR + 6.45%), 6/29/25(14)	USD	782	$ 783,205
			$ 783,205
Nigeria — 0.1%
Bank of Industry Limited, Term Loan, 11.511%, (3 mo. USD LIBOR + 6.00%), 12/11/23(14)(15)	USD	2,221	$ 2,226,329
			$ 2,226,329
Tanzania — 2.0%
Government of the United Republic of Tanzania, Term Loan, 11.672%, (6 mo. USD LIBOR + 6.30%), 4/28/31(14)	USD	29,426	$ 30,104,032
			$ 30,104,032
Total Sovereign Loans (identified cost $33,534,329)			$ 34,219,480

Miscellaneous — 0.0%
Security	Shares	Value
Financial Intermediaries — 0.0%
Alpha Holding S.A., Escrow Certificates(8)(16)	11,670,000	$ 0
Alpha Holding S.A., Escrow Certificates(8)(16)	18,638,000	0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 8.7%
Affiliated Fund — 7.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.19%(17)	109,338,638	$ 109,338,638
Total Affiliated Fund (identified cost $109,338,638)		$109,338,638

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Sovereign Government Securities — 0.7%
Security	Principal Amount (000's omitted)		Value
Sri Lanka — 0.7%
Sri Lanka Treasury Bills:
0.00%, 8/11/23	LKR	200,000	$ 620,666
0.00%, 8/11/23	LKR	1,500,000	4,654,994
0.00%, 9/8/23	LKR	226,000	691,527
0.00%, 10/13/23	LKR	608,000	1,825,559
0.00%, 11/17/23	LKR	476,000	1,404,005
0.00%, 11/24/23	LKR	122,000	358,759
0.00%, 12/8/23	LKR	113,000	330,344
Total Sovereign Government Securities (identified cost $10,111,674)			$ 9,885,854

U.S. Treasury Obligations — 0.6%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 10/12/23(18)	$8,000	$ 7,915,720
Total U.S. Treasury Obligations (identified cost $7,917,280)		$ 7,915,720
Total Short-Term Investments (identified cost $127,367,592)		$127,140,212

Total Purchased Options and Swaptions — 0.3% (identified cost $10,090,336)	$ 5,069,540
Total Investments — 94.1% (identified cost $1,432,271,466)	$1,383,495,425
Other Assets, Less Liabilities — 5.9%	$ 86,728,043
Net Assets — 100.0%	$1,470,223,468

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At July 31, 2023, the aggregate value of these securities is $682,581,350 or 46.4% of the Fund's net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At July 31, 2023, the aggregate value of these securities is $99,619,876 or 6.8% of the Fund's net assets.
(3)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(4)	Variable rate security whose coupon rate is linked to the issuer’s mining activitiy revenue. The coupon rate shown represents the rate in effect at July 31, 2023.
(5)	Security converts to variable rate after the indicated fixed-rate coupon period.
(6)	Issuer is in default with respect to interest and/or principal payments.
(7)	Amount is less than 0.05%.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(9)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(10)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(11)	Step coupon security. Interest rate represents the rate in effect at July 31, 2023.
(12)	Principal amount is less than $500.
(13)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(14)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2023.

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

(15)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(16)	Non-income producing security.
(17)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of July 31, 2023.
(18)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Purchased Currency Options (OTC) — 0.3%
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call BRL vs. Put USD	Goldman Sachs International	USD	45,470,000	BRL	4.93	1/22/24	$ 2,112,991
Call BRL vs. Put USD	UBS AG	USD	5,440,000	BRL	4.90	1/23/24	233,691
Call BRL vs. Put USD	UBS AG	USD	34,790,000	BRL	4.91	1/23/24	1,537,753
Call BRL vs. Put USD (Digital Option)	Bank of America, N.A.	USD	2,930,000	BRL	4.50	10/27/23	406,737
Call BRL vs. Put USD (Digital Option)	Bank of America, N.A.	USD	2,836,000	BRL	4.50	10/27/23	393,688
Total							$4,684,860
Purchased Credit Default Swaptions (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Expiration Date	Value
Call to buy protection on Markit CDX North America High Yield 5-Year Index (CDX.NA.HY.40.V1) at 96, expiring 9/20/28	Citibank, N.A.	USD	180,000,000	9/20/23	$ 130,680
Call to buy protection on Markit CDX North America High Yield 5-Year Index (CDX.NA.HY.40.V1) at 96, expiring 10/18/28	Goldman Sachs International	USD	149,500,000	10/18/23	254,000
Total					$384,680
(1)	Amount is less than 0.05%.
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
BRL	2,368,000	USD	459,601	8/2/23	$ 41,166
BRL	1,267,000	USD	245,234	8/2/23	22,702
USD	400,248	BRL	1,888,246	8/2/23	936
USD	369,762	BRL	1,746,754	8/2/23	371
BRL	53,501,051	USD	10,678,000	8/9/23	620,464
USD	10,678,000	BRL	53,341,949	8/9/23	(586,864)
BRL	1,009,000	USD	208,170	9/5/23	3,932
BRL	242,997	USD	50,269	9/5/23	811
BRL	1,746,754	USD	367,502	9/5/23	(317)
BRL	1,888,246	USD	397,811	9/5/23	(883)
BRL	25,551,559	USD	4,764,167	9/11/23	602,086
USD	16,010,000	BRL	77,948,848	9/11/23	(360,554)
BRL	3,000	USD	618	9/20/23	12

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
COP	19,512,500,000	USD	4,362,285	9/20/23	$ 545,937
COP	18,435,300,000	USD	4,129,781	9/20/23	507,480
COP	12,274,500,000	USD	2,747,817	9/20/23	339,740
COP	11,213,000,000	USD	2,517,795	9/20/23	302,750
COP	15,700,000	USD	3,514	9/20/23	435
EUR	12,603,287	USD	13,687,850	9/20/23	202,476
EUR	8,188,019	USD	8,824,408	9/20/23	199,766
EUR	4,535,072	USD	4,971,647	9/20/23	26,543
EUR	978,169	USD	1,069,624	9/20/23	8,434
EUR	1,008,064	USD	1,105,107	9/20/23	5,900
EUR	734,364	USD	805,058	9/20/23	4,298
KRW	4,698,000,000	USD	3,612,630	9/20/23	74,264
KRW	2,542,000,000	USD	1,958,307	9/20/23	36,602
KRW	1,480,000,000	USD	1,160,523	9/20/23	951
KRW	1,149,000,000	USD	910,279	9/20/23	(8,568)
KRW	6,975,700,000	USD	5,500,256	9/20/23	(25,870)
KRW	58,224,700,000	USD	45,909,482	9/20/23	(215,933)
PEN	24,138,300	USD	6,572,985	9/20/23	101,159
PEN	21,863,600	USD	5,990,191	9/20/23	55,006
PEN	3,555,000	USD	973,519	9/20/23	9,424
PEN	469,174	USD	127,545	9/20/23	2,180
PEN	29,019,000	USD	8,130,166	9/20/23	(106,528)
USD	10,621,367	CLP	8,689,340,000	9/20/23	317,672
USD	8,497,098	CLP	7,086,580,000	9/20/23	93,934
USD	8,920,632	CLP	7,454,080,000	9/20/23	81,691
USD	255,958	COP	1,097,400,000	9/20/23	(20,085)
USD	2,631,833	COP	11,160,550,435	9/20/23	(175,519)
USD	2,645,813	COP	11,342,600,000	9/20/23	(207,332)
USD	10,935,412	COP	47,060,000,000	9/20/23	(902,175)
USD	399,479	EUR	364,400	9/20/23	(2,133)
USD	435,240	EUR	397,020	9/20/23	(2,324)
USD	1,105,107	EUR	1,008,064	9/20/23	(5,900)
USD	933,822	EUR	853,978	9/20/23	(7,363)
USD	2,127,824	EUR	1,940,973	9/20/23	(11,360)
USD	1,708,482	EUR	1,562,402	9/20/23	(13,472)
USD	4,930,066	EUR	4,497,142	9/20/23	(26,321)
USD	4,971,647	EUR	4,535,072	9/20/23	(26,543)
USD	3,678,814	EUR	3,364,265	9/20/23	(29,008)
USD	2,144,251	EUR	1,974,350	9/20/23	(31,719)
USD	4,025,286	EUR	3,681,113	9/20/23	(31,740)
USD	3,584,866	EUR	3,300,817	9/20/23	(53,029)
USD	13,161,919	EUR	12,006,131	9/20/23	(70,270)
USD	14,865,710	EUR	13,560,307	9/20/23	(79,367)
USD	4,429,967	EUR	4,110,491	9/20/23	(100,285)

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	19,419,243	EUR	17,713,980	9/20/23	$ (103,677)
USD	21,383,774	EUR	19,506,000	9/20/23	(114,166)
USD	23,629,862	EUR	21,554,853	9/20/23	(126,158)
USD	27,931,720	EUR	25,478,952	9/20/23	(149,125)
USD	21,499,711	EUR	19,661,427	9/20/23	(169,527)
USD	13,380,933	EUR	12,320,689	9/20/23	(197,936)
USD	37,380,279	EUR	34,097,804	9/20/23	(199,570)
USD	16,078,069	EUR	14,918,568	9/20/23	(363,973)
USD	4,153,974	PEN	15,000,000	9/20/23	6,534
USD	744,742	PEN	2,730,000	9/20/23	(10,092)
USD	815,883	PEN	3,000,000	9/20/23	(13,605)
USD	1,165,871	PEN	4,273,735	9/20/23	(15,799)
USD	1,223,824	PEN	4,500,000	9/20/23	(20,408)
USD	1,359,434	PEN	5,000,000	9/20/23	(23,045)
USD	1,902,950	PEN	7,000,000	9/20/23	(32,522)
USD	2,446,982	PEN	9,000,000	9/20/23	(41,482)
USD	2,990,349	PEN	11,000,000	9/20/23	(51,107)
USD	7,827,708	PEN	28,694,029	9/20/23	(106,076)
USD	7,750,884	PEN	28,500,000	9/20/23	(129,252)
USD	14,410,005	PEN	53,000,000	9/20/23	(244,282)
USD	18,687,557	PEN	68,742,177	9/20/23	(319,380)
IDR	37,500,000,000	USD	2,488,619	10/18/23	(8,702)
IDR	52,396,528,662	USD	3,491,007	10/18/23	(25,966)
IDR	83,826,000,000	USD	5,585,719	10/18/23	(42,212)
USD	18,521,576	IDR	277,957,000,000	10/18/23	139,969
USD	11,576,082	IDR	173,745,413,000	10/18/23	86,103
					$ (1,167,796)
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
UZS	44,136,000,000	USD	3,600,000	ICBC Standard Bank plc	8/1/23	$ 198,884	$ —
UZS	6,765,805,712	USD	571,075	ICBC Standard Bank plc	8/1/23	11,273	—
USD	1,359,302	EUR	1,213,544	Citibank, N.A.	8/4/23	24,882	—
USD	4,100,442	EUR	3,763,240	Citibank, N.A.	8/4/23	—	(37,636)
USD	21,889	EUR	19,535	HSBC Bank USA, N.A.	8/4/23	409	—
USD	1,357,480	EUR	1,207,389	UBS AG	8/4/23	29,829	—
USD	421,661	EUR	378,820	UBS AG	8/4/23	5,108	—
CNH	196,185	USD	28,549	Citibank, N.A.	8/8/23	—	(1,085)
BRL	109,146,700	USD	22,600,000	Goldman Sachs International	8/9/23	449,828	—
USD	22,600,000	BRL	109,350,100	Goldman Sachs International	8/9/23	—	(492,783)

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MYR	16,000,000	USD	3,628,941	Credit Agricole Corporate and Investment Bank	8/15/23	$ —	$ (77,094)
MYR	4,552,000	USD	1,031,849	Goldman Sachs International	8/15/23	—	(21,348)
USD	4,463,944	MYR	20,552,000	Goldman Sachs International	8/15/23	—	(98,403)
UZS	3,370,544,682	USD	284,673	ICBC Standard Bank plc	8/15/23	4,768	—
ILS	39,468,084	USD	10,662,727	HSBC Bank USA, N.A.	8/24/23	80,568	—
ILS	40,031,916	USD	10,813,504	UBS AG	8/24/23	83,267	—
ILS	49,558,442	USD	13,386,210	BNP Paribas	8/28/23	105,649	—
ILS	47,264,069	USD	12,730,874	Citibank, N.A.	8/28/23	136,362	—
ILS	9,177,489	USD	2,468,198	Goldman Sachs International	8/28/23	30,294	—
MYR	18,530,000	USD	4,033,961	Barclays Bank PLC	8/30/23	84,059	—
MYR	8,200,000	USD	1,789,026	Goldman Sachs International	8/30/23	33,303	—
USD	5,805,821	MYR	26,730,000	Goldman Sachs International	8/30/23	—	(134,528)
UZS	4,069,370,000	USD	353,091	ICBC Standard Bank plc	9/5/23	—	(4,860)
BRL	77,909,463	USD	16,010,000	Citibank, N.A.	9/11/23	352,283	—
USD	4,767,082	BRL	25,551,559	Citibank, N.A.	9/11/23	—	(599,170)
UZS	23,722,891,913	USD	2,049,494	ICBC Standard Bank plc	9/15/23	—	(22,983)
USD	12,250,963	ZAR	224,927,675	UBS AG	9/18/23	—	(272,787)
CZK	15,500,000	EUR	712,829	Citibank, N.A.	9/20/23	—	(4,063)
CZK	19,000,000	EUR	861,729	Goldman Sachs International	9/20/23	—	(2,063)
CZK	38,110,000	EUR	1,728,447	Goldman Sachs International	9/20/23	—	(4,211)
CZK	39,000,000	EUR	1,768,812	UBS AG	9/20/23	—	(3,824)
CZK	187,600,000	USD	8,490,305	Citibank, N.A.	9/20/23	126,900	—
EUR	6,164,648,226	HUF	17,517,283	UBS AG	9/20/23	593,590	—
HUF	952,813,091	EUR	2,691,983	Goldman Sachs International	9/20/23	13,928	—
HUF	762,250,473	EUR	2,223,676	Goldman Sachs International	9/20/23	—	(28,879)
HUF	2,289,200,000	EUR	6,699,730	Goldman Sachs International	9/20/23	—	(151,888)
HUF	2,477,314,036	EUR	7,256,546	Goldman Sachs International	9/20/23	—	(163,069)
HUF	757,867,532	EUR	2,210,890	Standard Chartered Bank	9/20/23	—	(28,164)
HUF	2,416,440,831	EUR	7,110,089	Standard Chartered Bank	9/20/23	—	(214,614)
HUF	4,261,863,924	EUR	12,441,640	UBS AG	9/20/23	—	(410,372)
MXN	1,443,143	USD	81,802	Standard Chartered Bank	9/20/23	3,623	—
MYR	19,300,000	USD	4,209,149	Barclays Bank PLC	9/20/23	85,732	—
MYR	15,810,000	USD	3,445,195	Goldman Sachs International	9/20/23	73,046	—
MYR	11,540,000	USD	2,524,336	Goldman Sachs International	9/20/23	43,691	—
MYR	14,390,000	USD	3,141,578	State Street Bank and Trust Company	9/20/23	60,667	—
USD	5,061,519	MXN	89,900,000	Standard Chartered Bank	9/20/23	—	(260,002)
USD	41,146,595	MXN	725,900,000	Standard Chartered Bank	9/20/23	—	(1,822,170)
USD	25,287,807	MXN	447,700,400	UBS AG	9/20/23	—	(1,213,272)
USD	24,591,413	MXN	436,000,000	UBS AG	9/20/23	—	(1,217,075)
USD	988,461	MYR	4,540,000	Credit Agricole Corporate and Investment Bank	9/20/23	—	(21,838)
USD	12,304,007	MYR	56,500,000	State Street Bank and Trust Company	9/20/23	—	(269,089)
USD	1,497,611	UYU	58,302,000	Citibank, N.A.	9/20/23	—	(52,470)
USD	2,456,688	UYU	95,688,000	Citibank, N.A.	9/20/23	—	(87,379)
ZAR	152,000,000	USD	8,091,821	Barclays Bank PLC	9/20/23	369,856	—

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZAR	152,841,707	USD	8,119,081	Citibank, N.A.	9/20/23	$ 389,452	$ —
ZAR	152,000,000	USD	8,070,296	HSBC Bank USA, N.A.	9/20/23	391,380	—
UZS	3,566,810,426	USD	298,104	ICBC Standard Bank plc	10/13/23	5,083	—
UZS	20,939,712,575	USD	1,668,503	JPMorgan Chase Bank, N.A.	10/24/23	106,003	—
UZS	6,924,287,425	USD	557,511	JPMorgan Chase Bank, N.A.	11/7/23	28,276	—
UZS	12,071,519,082	USD	1,024,747	ICBC Standard Bank plc	11/27/23	—	(8,610)
HUF	500,113,142	EUR	1,425,136	BNP Paribas	1/11/24	21,348	—
HUF	452,699,949	EUR	1,279,013	UBS AG	1/11/24	12,715	—
HUF	1,524,500,946	EUR	4,344,258	UBS AG	1/11/24	6,997	—
HUF	1,972,636,076	EUR	5,572,033	Barclays Bank PLC	1/30/24	307,593	—
HUF	595,400,000	EUR	1,654,836	UBS AG	1/30/24	108,640	—
NGN	294,275,683	USD	346,207	JPMorgan Chase Bank, N.A.	6/20/24	—	(1,722)
NGN	1,545,597,225	USD	1,873,466	Standard Chartered Bank	6/21/24	—	(64,692)
NGN	803,383,897	USD	945,165	Standard Chartered Bank	6/24/24	—	(5,810)
NGN	827,485,414	USD	945,165	Standard Chartered Bank	6/26/24	21,806	—
NGN	779,972,912	USD	876,381	Standard Chartered Bank	7/3/24	33,208	—
NGN	840,181,573	USD	933,542	Standard Chartered Bank	7/8/24	44,835	—
						$4,479,135	$(7,797,953)
Non-Deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000's omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)
8/11/23	COP	23,479,000	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	$6,014,355	$ (26,341)
8/11/23	COP	23,479,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	5,988,013	107,952
8/11/23	COP	6,170,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,573,578	8,777
8/11/23	COP	6,170,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,571,729	1,849
8/25/23	COP	21,098,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	5,380,923	15,540
8/25/23	COP	21,098,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	5,362,031	18,893
						$126,670
*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
Euro-Bobl	(479)	Short	9/7/23	$ (61,034,707)	$ 579,187
Euro-Bund	(282)	Short	9/7/23	(41,237,862)	436,674
Euro-Buxl	(127)	Short	9/7/23	(18,792,287)	207,177
U.S. 2-Year Treasury Note	(167)	Short	9/29/23	(33,906,218)	385,522
U.S. 5-Year Treasury Note	(1,579)	Short	9/29/23	(168,669,274)	2,765,948
U.S. 10-Year Treasury Note	(1,042)	Short	9/20/23	(116,085,313)	2,248,627
U.S. Ultra-Long Treasury Bond	(37)	Short	9/20/23	(4,892,094)	83,392
					$6,706,527
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CLP	47,420,410	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	9.38% (pays semi-annually)	1/20/24	$ 117,587	$ —	$ 117,587
CLP	165,971,370	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	9.39% (pays semi-annually)	1/21/24	445,976	—	445,976
CLP	84,132,820	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	9.22% (pays semi-annually)	1/27/24	218,148	—	218,148
CLP	100,386,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	9.26% (pays semi-annually)	1/28/24	299,024	—	299,024
COP	3,266,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	95,144	—	95,144
COP	3,266,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	92,748	—	92,748
COP	2,616,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	72,451	—	72,451
COP	11,139,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.68% (pays quarterly)	11/26/25	(203,793)	—	(203,793)
CZK	60,598	Pays	6-month CZK PRIBOR (pays semi-annually)	3.94% (pays annually)	9/20/33	9,668	—	9,668
CZK	121,195	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	25,833	—	25,833
CZK	182,207	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	43,931	—	43,931
INR	470,400	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.50% (pays semi-annually)	9/20/25	(10,759)	—	(10,759)

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
INR	2,374,600	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.50% (pays semi-annually)	9/20/25	$ (54,312)	$ —	$ (54,312)
INR	2,763,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.50% (pays semi-annually)	9/20/25	(63,196)	—	(63,196)
INR	2,417,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.52% (pays semi-annually)	9/20/25	(44,579)	—	(44,579)
INR	1,488,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.52% (pays semi-annually)	9/20/25	(27,032)	—	(27,032)
INR	757,400	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.30% (pays semi-annually)	9/20/28	78,104	—	78,104
KRW	4,373,900	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.04% (pays quarterly)	1/26/28	(78,627)	—	(78,627)
KRW	6,288,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.06% (pays quarterly)	3/15/28	(115,861)	—	(115,861)
KRW	23,180,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.11% (pays quarterly)	6/21/28	(396,470)	—	(396,470)
KRW	1,806,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.57% (pays quarterly)	6/21/28	(979)	—	(979)
KRW	1,806,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.60% (pays quarterly)	6/21/28	1,322	—	1,322
KRW	1,868,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.61% (pays quarterly)	6/21/28	1,708	—	1,708
KRW	10,609,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.50% (pays quarterly)	9/20/28	25,122	—	25,122
KRW	6,272,985	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.23% (pays quarterly)	6/21/33	(125,203)	—	(125,203)
KRW	7,012,376	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	6/21/33	(94,860)	—	(94,860)
KRW	7,736,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.35% (pays quarterly)	6/21/33	(91,032)	—	(91,032)
KRW	12,405,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.29% (pays quarterly)	9/20/33	(189,386)	—	(189,386)
KRW	9,004,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(128,388)	—	(128,388)
KRW	2,257,439	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(31,430)	—	(31,430)
KRW	12,007,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	9/20/33	(149,422)	—	(149,422)

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
KRW	12,005,200	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.34% (pays quarterly)	9/20/33	$ (142,946)	$ —	$ (142,946)
KRW	1,387,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.40% (pays quarterly)	9/20/33	(10,690)	—	(10,690)
KRW	1,417,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.52% (pays quarterly)	9/20/33	29	—	29
KRW	2,862,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	7,270	—	7,270
KRW	1,318,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	3,437	—	3,437
KRW	1,128,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	3,244	—	3,244
KRW	1,336,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.59% (pays quarterly)	9/20/33	6,536	—	6,536
MXN	865,100	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.19% (pays monthly)	2/18/28	1,221,453	—	1,221,453
MXN	100,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.73% (pays monthly)	4/17/28	47,277	—	47,277
MXN	109,000	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	8.41% (pays monthly)	7/14/28	19,503	—	19,503
ZAR	51,710	Pays	3-month ZAR JIBAR (pays quarterly)	5.41% (pays quarterly)	2/24/26	(198,839)	97	(198,742)
ZAR	51,900	Pays	3-month ZAR JIBAR (pays quarterly)	5.41% (pays quarterly)	2/24/26	(199,570)	97	(199,473)
ZAR	51,870	Pays	3-month ZAR JIBAR (pays quarterly)	5.45% (pays quarterly)	2/24/26	(196,583)	100	(196,483)
ZAR	36,590	Pays	3-month ZAR JIBAR (pays quarterly)	5.47% (pays quarterly)	2/24/26	(137,660)	71	(137,589)
ZAR	51,900	Pays	3-month ZAR JIBAR (pays quarterly)	5.51% (pays quarterly)	2/24/26	(192,386)	103	(192,283)
ZAR	68,900	Pays	3-month ZAR JIBAR (pays quarterly)	5.52% (pays quarterly)	2/24/26	(254,450)	138	(254,312)
ZAR	103,650	Pays	3-month ZAR JIBAR (pays quarterly)	5.82% (pays quarterly)	3/11/26	(341,286)	233	(341,053)
ZAR	103,650	Pays	3-month ZAR JIBAR (pays quarterly)	5.88% (pays quarterly)	3/11/26	(332,738)	240	(332,498)
ZAR	41,843	Pays	3-month ZAR JIBAR (pays quarterly)	5.85% (pays quarterly)	5/28/26	(147,341)	114	(147,227)
ZAR	79,900	Pays	3-month ZAR JIBAR (pays quarterly)	6.02% (pays quarterly)	7/15/26	(257,654)	223	(257,431)
ZAR	223,320	Pays	3-month ZAR JIBAR (pays quarterly)	5.86% (pays quarterly)	9/15/26	(839,576)	626	(838,950)

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
ZAR	253,308	Pays	3-month ZAR JIBAR (pays quarterly)	5.87% (pays quarterly)	9/15/26	$ (947,462)	$ 715	$ (946,747)
ZAR	93,000	Pays	3-month ZAR JIBAR (pays quarterly)	6.53% (pays quarterly)	12/15/26	(268,785)	—	(268,785)
ZAR	16,160	Pays	3-month ZAR JIBAR (pays quarterly)	6.54% (pays quarterly)	2/23/27	(49,287)	—	(49,287)
ZAR	194,436	Pays	3-month ZAR JIBAR (pays quarterly)	8.18% (pays quarterly)	9/21/27	(47,339)	—	(47,339)
ZAR	85,200	Pays	3-month ZAR JIBAR (pays quarterly)	8.76% (pays quarterly)	12/21/27	75,608	—	75,608
ZAR	950,000	Pays	3-month ZAR JIBAR (pays quarterly)	7.96% (pays quarterly)	6/21/28	(1,005,438)	—	(1,005,438)
Total						$(4,464,236)	$2,757	$ (4,461,479)
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Mexico	$10,044	1.00% (pays quarterly)(1)	6/20/28	$ (9,727)	$ (163,290)	$ (173,017)
Turkey	10,709	1.00% (pays quarterly)(1)	6/20/28	1,154,754	(1,770,191)	(615,437)
Total				$1,145,027	$(1,933,481)	$(788,454)
*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
JIBAR	– Johannesburg Interbank Average Rate
LIBOR	– London Interbank Offered Rate
MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
PRIBOR	– Prague Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
AMD	– Armenian Dram
BAM	– Bosnia-Herzegovina Convertible Mark

BRL	– Brazilian Real
CLP	– Chilean Peso

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Portfolio of Investments  — continued

CNH	– Yuan Renminbi Offshore
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EUR	– Euro
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
KRW	– South Korean Won
LKR	– Sri Lankan Rupee

MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NGN	– Nigerian Naira
PEN	– Peruvian Sol
RSD	– Serbian Dinar
UAH	– Ukrainian Hryvnia
USD	– United States Dollar
UYU	– Uruguayan Peso
UZS	– Uzbekistani Som
ZAR	– South African Rand
ZMW	– Zambian Kwacha

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Statement of Assets and Liabilities

July 31, 2023
Assets
Unaffiliated investments, at value (identified cost $1,322,932,828)	$ 1,274,156,787
Affiliated investments, at value (identified cost $109,338,638)	109,338,638
Deposits for derivatives collateral:
Futures contracts	7,816,803
Centrally cleared derivatives	29,642,533
OTC derivatives	3,532,000
Foreign currency, at value (identified cost $20,009,446)	19,867,244
Interest receivable	23,668,218
Dividends receivable from affiliated investments	391,849
Receivable for investments sold	6,762,763
Receivable for Fund shares sold	4,475,172
Receivable for variation margin on open centrally cleared derivatives	1,611,563
Receivable for open forward foreign currency exchange contracts	4,479,135
Receivable for open non-deliverable bond forward contracts	153,011
Total assets	$1,485,895,716
Liabilities
Cash collateral due to brokers	$ 3,260,000
Payable for investments purchased	407,807
Payable for Fund shares redeemed	1,369,872
Payable for variation margin on open futures contracts	218,906
Payable for open forward foreign currency exchange contracts	7,797,953
Payable for open non-deliverable bond forward contracts	26,341
Due to custodian	141,578
Payable to affiliates:
Investment adviser and administration fee	745,518
Distribution and service fees	14,521
Accrued foreign capital gains taxes	273,031
Accrued expenses	1,416,721
Total liabilities	$ 15,672,248
Net Assets	$1,470,223,468
Sources of Net Assets
Common shares, $0.001 par value, 1,000,000,000 shares authorized (see Note 7), 193,813,201 shares issued and outstanding	$ 193,813
Additional paid-in capital	1,616,441,011
Accumulated loss	(146,411,356)
Net Assets	$1,470,223,468
Class A Shares
Net Assets	$ 67,670,106
Shares Outstanding	8,941,497
Net Asset Value and Redemption Price Per Share (net assets ÷ shares outstanding)	$ 7.57
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 7.82
Class I Shares
Net Assets	$ 1,201,269,558
Shares Outstanding	158,274,325
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares outstanding)	$ 7.59

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Statement of Assets and Liabilities   — continued

July 31, 2023
Class R6 Shares
Net Assets	$201,283,804
Shares Outstanding	26,597,379
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares outstanding)	$ 7.57
On sales of $100,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Statement of Operations

Year Ended
July 31, 2023
Investment Income
Dividend income from affiliated investments	$ 3,406,377
Interest income (net of foreign taxes withheld of $909,255)	101,668,289
Total investment income	$ 105,074,666
Expenses
Investment adviser and administration fee	$ 7,049,422
Distribution and service fees:
Class A	154,106
Directors’ fees and expenses	76,675
Custodian fee	865,606
Transfer and dividend disbursing agent fees	776,823
Legal and accounting services	203,542
Printing and postage	383,951
Registration fees	162,110
Miscellaneous	94,539
Total expenses	$ 9,766,774
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 138,456
Total expense reductions	$ 138,456
Net expenses	$ 9,628,318
Net investment income	$ 95,446,348
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $189,347)	$ (97,453,658)
Futures contracts	23,925,755
Swap contracts	(11,205,051)
Foreign currency transactions	1,222,178
Forward foreign currency exchange contracts	(14,890,430)
Non-deliverable bond forward contracts	(1,646,695)
Net realized loss	$(100,047,901)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $272,558)	$ 176,852,949
Futures contracts	10,640,814
Swap contracts	(3,194,017)
Foreign currency	1,300,036
Forward foreign currency exchange contracts	(7,465,840)
Non-deliverable bond forward contracts	2,248,938
Net change in unrealized appreciation (depreciation)	$ 180,382,880
Net realized and unrealized gain	$ 80,334,979
Net increase in net assets from operations	$ 175,781,327

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Statements of Changes in Net Assets

	Year Ended July 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 95,446,348	$ 78,444,512
Net realized loss	(100,047,901)	(19,099,235)
Net change in unrealized appreciation (depreciation)	180,382,880	(226,786,092)
Net increase (decrease) in net assets from operations	$ 175,781,327	$ (167,440,815)
Distributions to shareholders:
Class A	$ (3,737,116)	$ (3,771,737)
Class I	(54,365,257)	(54,276,365)
Class R6	(12,162,608)	(18,088,089)
Total distributions to shareholders	$ (70,264,981)	$ (76,136,191)
Tax return of capital to shareholders:
Class A	$ (1,828,261)	$ (910,374)
Class I	(26,547,773)	(12,789,172)
Class R6	(5,154,993)	(4,177,470)
Total tax return of capital to shareholders	$ (33,531,027)	$ (17,877,016)
Transactions in common shares:
Class A	$ 13,977,270	$ 6,692,142
Class I	455,855,220	50,072,395
Class R6	(11,929,251)	(20,679,595)
Net increase in net assets from Fund share transactions	$ 457,903,239	$ 36,084,942
Net increase (decrease) in net assets	$ 529,888,558	$ (225,369,080)
Net Assets
At beginning of year	$ 940,334,910	$1,165,703,990
At end of year	$1,470,223,468	$ 940,334,910

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Financial Highlights

	Class A
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.060	$ 8.850	$ 8.660	$ 9.030	$ 9.010
Income (Loss) From Operations
Net investment income(1)	$ 0.609	$ 0.544	$ 0.542	$ 0.563	$ 0.611
Net realized and unrealized gain (loss)	0.556	(1.681)	0.299	(0.198)	0.053
Total income (loss) from operations	$ 1.165	$ (1.137)	$ 0.841	$ 0.365	$ 0.664
Less Distributions
From net investment income	$ (0.464)	$ (0.480)	$ (0.545)	$ (0.635)	$ (0.356)
From net realized gain	—	(0.037)	(0.011)	—	—
Tax return of capital	(0.191)	(0.136)	(0.095)	(0.100)	(0.288)
Total distributions	$ (0.655)	$ (0.653)	$ (0.651)	$ (0.735)	$(0.644)
Net asset value — End of year	$ 7.570	$ 7.060	$ 8.850	$ 8.660	$ 9.030
Total Return(2)	17.25%	(13.54)%	9.90%	4.19% (3)	8.03% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$67,670	$49,974	$55,838	$18,761	$ 9,724
Ratios (as a percentage of average daily net assets):
Expenses	1.11% (4)	1.10% (4)	1.11%	1.15% (3)	1.15% (3)
Net investment income	8.29%	6.63%	6.03%	6.42%	7.01%
Portfolio Turnover	104%	84%	87%	110%	85%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13% and 0.18% of average daily net assets for the years ended July 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser and administrator of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended July 31, 2023 and 2022, respectively).

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Financial Highlights — continued

	Class I
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.080	$ 8.870	$ 8.690	$ 9.060	$ 9.030
Income (Loss) From Operations
Net investment income(1)	$ 0.630	$ 0.564	$ 0.565	$ 0.578	$ 0.648
Net realized and unrealized gain (loss)	0.556	(1.678)	0.291	(0.188)	0.051
Total income (loss) from operations	$ 1.186	$ (1.114)	$ 0.856	$ 0.390	$ 0.699
Less Distributions
From net investment income	$ (0.479)	$ (0.499)	$ (0.567)	$ (0.656)	$ (0.370)
From net realized gain	—	(0.037)	(0.011)	—	—
Tax return of capital	(0.197)	(0.140)	(0.098)	(0.104)	(0.299)
Total distributions	$ (0.676)	$ (0.676)	$ (0.676)	$ (0.760)	$ (0.669)
Net asset value — End of year	$ 7.590	$ 7.080	$ 8.870	$ 8.690	$ 9.060
Total Return(2)	17.52%	(13.27)%	10.05%	4.47% (3)	8.42% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,201,270	$690,681	$828,507	$217,227	$96,765
Ratios (as a percentage of average daily net assets):
Expenses	0.86% (4)	0.85% (4)	0.86%	0.90% (3)	0.90% (3)
Net investment income	8.54%	6.84%	6.27%	6.60%	7.38%
Portfolio Turnover	104%	84%	87%	110%	85%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13% and 0.18% of average daily net assets for the years ended July 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser and administrator of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended July 31, 2023 and 2022, respectively).

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Financial Highlights — continued

	Class R6
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.060	$ 8.840	$ 8.660	$ 9.030	$ 9.000
Income (Loss) From Operations
Net investment income(1)	$ 0.637	$ 0.568	$ 0.569	$ 0.593	$ 0.634
Net realized and unrealized gain (loss)	0.550	(1.671)	0.289	(0.201)	0.067
Total income (loss) from operations	$ 1.187	$ (1.103)	$ 0.858	$ 0.392	$ 0.701
Less Distributions
From net investment income	$ (0.480)	$ (0.499)	$ (0.568)	$ (0.658)	$ (0.371)
From net realized gain	—	(0.037)	(0.011)	—	—
Tax return of capital	(0.197)	(0.141)	(0.099)	(0.104)	(0.300)
Total distributions	$ (0.677)	$ (0.677)	$ (0.678)	$ (0.762)	$ (0.671)
Net asset value — End of year	$ 7.570	$ 7.060	$ 8.840	$ 8.660	$ 9.030
Total Return(2)	17.60%	(13.28)%	10.23%	4.63% (3)	8.36% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$201,284	$199,679	$281,359	$119,237	$80,225
Ratios (as a percentage of average daily net assets):
Expenses	0.78% (4)	0.78% (4)	0.81%	0.85% (3)	0.85% (3)
Net investment income	8.69%	6.91%	6.34%	6.76%	7.27%
Portfolio Turnover	104%	84%	87%	110%	85%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13% and 0.18% of average daily net assets for the years ended July 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser and administrator of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended July 31, 2023 and 2022, respectively).

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Series Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.
D  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of July 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—The Corporation’s Articles of Incorporation provide that no Director or officer of the Corporation shall be liable, to the fullest extent permitted by Maryland law and the 1940 Act, to the Corporation or to its shareholders for money damages. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Fund may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter risk that the issuer or counterparty will fail to perform its contractual obligations.
L  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
M  Cross-Currency Swaps—Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
N  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 11. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
O  Swaptions—A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended July 31, 2023 and July 31, 2022 was as follows:
	Year Ended July 31,
	2023	2022
Ordinary income	$70,264,981	$71,270,323
Long-term capital gains	$ —	$ 4,865,868
Tax return of capital	$33,531,027	$17,877,016
During the year ended July 31, 2023, accumulated loss was decreased by $1,098,944 and paid-in capital was decreased by $1,098,944 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of July 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (35,678,190)
Late year ordinary losses	(51,362,465)
Net unrealized depreciation	(59,370,701)
Accumulated loss	$(146,411,356)
At July 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $35,678,190 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at July 31, 2023, $35,678,190 are long-term.
Additionally, at July 31, 2023, the Fund had a late year ordinary loss of $51,362,465 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at July 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,438,667,043
Gross unrealized appreciation	$ 51,841,145
Gross unrealized depreciation	(110,974,746)
Net unrealized depreciation	$ (59,133,601)

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1.0 billion	0.625%
$1.0 billion but less than $2.5 billion	0.600%
$2.5 billion but less than $5.0 billion	0.580%
$5.0 billion and over	0.565%
For the year ended July 31, 2023, the investment adviser and administration fee amounted to $7,049,422 or 0.63% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended July 31, 2023, the investment adviser and administration fee paid was reduced by $138,456 relating to the Fund’s investment in the Liquidity Fund.
Prior to February 28, 2023, EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceeded 1.15%, 0.90% and 0.85% of the Fund’s average daily net assets for Class A, Class I and Class R6, respectively. This agreement expired on February 28, 2023. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended July 31, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended July 31, 2023, EVM earned $4,875 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $2,650 as its portion of the sales charge on sales of Class A shares for the year ended July 31, 2023. EVD also received distribution and service fees from Class A shares (see Note 4).
Directors and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Directors of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Directors Deferred Compensation Plan. For the year ended July 31, 2023, no significant amounts have been deferred. Certain officers and Directors of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2023 amounted to $154,106 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
Class A shares may be subject to a 0.75% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended July 31, 2023, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including principal repayments on loans, aggregated $1,327,210,583 and $980,563,454, respectively, for the year ended July 31, 2023.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

7  Common Shares
The Corporation's Articles of Incorporation permit the Directors to issue one billion full and fractional common shares of the Fund ($0.001 par value per share). The Corporation’s authorized shares are subdivided into 300 million shares for each of Class A, Class I and Class R6 and 100 million shares for Class C, which has not commenced operations. Transactions in Fund shares were as follows:
	Year Ended July 31, 2023		Year Ended July 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	7,421,857	$ 54,993,452	6,777,654	$ 54,964,458
Issued to shareholders electing to receive payments of distributions in Fund shares	759,023	5,560,062	579,978	4,675,486
Redemptions	(6,320,615)	(46,576,244)	(6,587,743)	(52,947,802)
Net increase	1,860,265	$ 13,977,270	769,889	$ 6,692,142
Class I
Sales	107,290,653	$ 795,996,772	85,559,325	$ 705,587,999
Issued to shareholders electing to receive payments of distributions in Fund shares	10,656,169	78,309,231	7,999,041	64,860,862
Redemptions	(57,245,336)	(418,450,783)	(89,345,168)	(720,376,466)
Net increase	60,701,486	$ 455,855,220	4,213,198	$ 50,072,395
Class R6
Sales	2,360,584	$ 17,593,032	11,943,175	$ 98,232,560
Issued to shareholders electing to receive payments of distributions in Fund shares	2,361,674	17,255,710	2,748,452	22,231,554
Redemptions	(6,421,704)	(46,777,993)	(18,205,850)	(141,143,709)
Net decrease	(1,699,446)	$ (11,929,251)	(3,514,223)	$ (20,679,595)
At July 31, 2023, Eaton Vance Short Duration Strategic Income Fund and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 11.3% of the value of the outstanding shares of the Fund.
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at July 31, 2023 is included in the Portfolio of Investments. At July 31, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swaps and swaptions to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: The Fund utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At July 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $7,824,294. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $7,642,921 at July 31, 2023.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at July 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at July 31, 2023.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2023 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$ 384,680	$ 4,684,860	$ —	$ 5,069,540
Accumulated loss*	1,154,754	4,441,728	9,617,650	15,214,132
Receivable for open forward foreign currency exchange contracts	—	4,479,135	—	4,479,135
Receivable for open non-deliverable bond forward contracts	—	—	153,011	153,011
Total Asset Derivatives	$1,539,434	$ 13,605,723	$ 9,770,661	$ 24,915,818
Derivatives not subject to master netting or similar agreements	$1,154,754	$ 4,441,728	$ 9,617,650	$ 15,214,132
Total Asset Derivatives subject to master netting or similar agreements	$ 384,680	$ 9,163,995	$ 153,011	$ 9,701,686
Accumulated loss*	$ (9,727)	$ (5,609,524)	$ (7,375,359)	$ (12,994,610)
Payable for open forward foreign currency exchange contracts	—	(7,797,953)	—	(7,797,953)
Payable for open non-deliverable bond forward contracts	—	—	(26,341)	(26,341)
Total Liability Derivatives	$ (9,727)	$(13,407,477)	$(7,401,700)	$(20,818,904)
Derivatives not subject to master netting or similar agreements	$ (9,727)	$ (5,609,524)	$(7,375,359)	$(12,994,610)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$ (7,797,953)	$ (26,341)	$ (7,824,294)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of July 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Bank of America, N.A.	$ 800,425	$ (26,341)	$ —	$ —	$ 774,084	$ —
Barclays Bank PLC	847,240	—	—	(780,000)	67,240	780,000
BNP Paribas	126,997	—	—	—	126,997	—
Citibank, N.A.	1,160,559	(781,803)	—	—	378,756	—
Goldman Sachs International	3,164,092	(1,097,172)	—	(2,066,920)	—	2,210,000
HSBC Bank USA, N.A.	472,357	—	(472,357)	—	—	—
ICBC Standard Bank plc	220,008	(36,453)	—	(183,555)	—	270,000
JPMorgan Chase Bank, N.A.	134,279	(1,722)	(132,557)	—	—	—
Standard Chartered Bank	103,472	(103,472)	—	—	—	—
State Street Bank and Trust Company	60,667	(60,667)	—	—	—	—
UBS AG	2,611,590	(2,611,590)	—	—	—	—
	$9,701,686	$(4,719,220)	$(604,914)	$(3,030,475)	$1,347,077	$3,260,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$ (26,341)	$ 26,341	$ —	$ —	$ —	$ —
Citibank, N.A.	(781,803)	781,803	—	—	—	—
Credit Agricole Corporate and Investment Bank	(98,932)	—	98,932	—	—	—
Goldman Sachs International	(1,097,172)	1,097,172	—	—	—	—
ICBC Standard Bank plc	(36,453)	36,453	—	—	—	—
JPMorgan Chase Bank, N.A.	(1,722)	1,722	—	—	—	—
Standard Chartered Bank	(2,395,452)	103,472	2,291,980	—	—	272,000
State Street Bank and Trust Company	(269,089)	60,667	—	—	(208,422)	—
UBS AG	(3,117,330)	2,611,590	505,740	—	—	—
	$(7,824,294)	$4,719,220	$2,896,652	$ —	$(208,422)	$ 272,000
Total — Deposits for derivatives collateral — OTC derivatives						$3,532,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended July 31, 2023 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$ 1,528,328	$ —	$ 1,528,328
Futures contracts	—	—	23,925,755	23,925,755
Swap contracts	(2,154,310)	—	(9,050,741)	(11,205,051)
Forward foreign currency exchange contracts	—	(14,890,430)	—	(14,890,430)
Non-deliverable bond forward contracts	—	—	(1,646,695)	(1,646,695)
Total	$(2,154,310)	$(13,362,102)	$13,228,319	$ (2,288,093)
Change in unrealized appreciation (depreciation):
Investments	$ (5,521,910)	$ 501,114	$ —	$ (5,020,796)
Futures contracts	—	—	10,640,814	10,640,814
Swap contracts	(1,367,598)	—	(1,826,419)	(3,194,017)
Forward foreign currency exchange contracts	—	(7,465,840)	—	(7,465,840)
Non-deliverable bond forward contracts	—	—	2,248,938	2,248,938
Total	$(6,889,508)	$ (6,964,726)	$11,063,333	$ (2,790,901)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended July 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Swaptions	Swap Contracts
$372,304,000	$765,895,000	$52,489,000	$101,385,000	$858,420,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average notional amount of purchased currency options contracts outstanding during the year ended July 31, 2023, which is indicative of the volume of this derivative type, was approximately $8,813,000.
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended July 31, 2023.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

10  Affiliated Investments
At July 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $109,338,638, which represents 7.4% of the Fund's net assets. Transactions in such investments by the Fund for the year ended July 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$59,947,441	$1,027,235,708	$(977,844,511)	$ —	$ —	$109,338,638	$3,406,377	109,338,638
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At July 31, 2023, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Convertible Bonds	$ —	$ 15,039,543	$ —	$ 15,039,543
Foreign Corporate Bonds	—	380,518,527	—	380,518,527
Loan Participation Notes	—	—	31,121,371	31,121,371
Senior Floating-Rate Loans	—	2,356,076	—	2,356,076
Sovereign Government Bonds	—	788,030,676	—	788,030,676
Sovereign Loans	—	34,219,480	—	34,219,480
Miscellaneous	—	—	0	0
Short-Term Investments:
Affiliated Fund	109,338,638	—	—	109,338,638
Sovereign Government Securities	—	9,885,854	—	9,885,854
U.S. Treasury Obligations	—	7,915,720	—	7,915,720
Purchased Currency Options	—	4,684,860	—	4,684,860
Purchased Credit Default Swaptions	—	384,680	—	384,680
Total Investments	$ 109,338,638	$ 1,243,035,416	$ 31,121,371	$ 1,383,495,425
Forward Foreign Currency Exchange Contracts	$ —	$ 8,920,863	$ —	$ 8,920,863
Non-Deliverable Bond Forward Contracts	—	153,011	—	153,011
Futures Contracts	6,706,527	—	—	6,706,527
Swap Contracts	—	4,065,877	—	4,065,877
Total	$ 116,045,165	$ 1,256,175,167	$ 31,121,371	$ 1,403,341,703

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

Liability Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts	$ —	$ (13,407,477)	$ —	$ (13,407,477)
Non-Deliverable Bond Forward Contracts	—	(26,341)	—	(26,341)
Swap Contracts	—	(7,385,086)	—	(7,385,086)
Total	$ —	$ (20,818,904)	$ —	$ (20,818,904)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Foreign Corporate Bonds	Loan Participation Notes	Sovereign Government Bonds	Sovereign Government Securities	Total
Balance as of July 31, 2022	$ 780,481	$14,639,089	$ 27,981,581	$ 1,760,646	$ 45,161,797
Realized gains (losses)	—	(1,425,487)	—	—	(1,425,487)
Change in net unrealized appreciation (depreciation)	(5,481)	1,146,358	—	—	1,140,877
Cost of purchases	—	26,590,408	—	—	26,590,408
Proceeds from sales, including return of capital	(775,000)	(9,876,171)	—	—	(10,651,171)
Accrued discount (premium)	—	47,174	—	—	47,174
Transfers to Level 3	—	—	—	—	—
Transfers from Level 3(1)	—	—	(27,981,581)	(1,760,646)	(29,742,227)
Balance as of July 31, 2023	$ —	$31,121,371	$ —	$ —	$ 31,121,371
Change in net unrealized appreciation (depreciation) on investments still held as of July 31, 2023	$ —	$ 125,518	$ —	$ —	$ 125,518
(1)	Transferred from Level 3 based on the observability of valuation inputs resulting from new market activity.
Not included in the table above are investments in securities categorized as Miscellaneous in the Portfolio of Investments which were acquired during the year ended July 31, 2023 at $0 cost and valued at $0 at July 31, 2023.
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of July 31, 2023:
Type of Investment	Fair Value as of July 31, 2023	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Loan Participation Notes	$31,121,371	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	4.92% - 8.32%**	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 6.74% based on relative principal amounts.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Notes to Financial Statements  — continued

12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Report of Independent Registered Public Accounting Firm

To the Directors of Eaton Vance Series Fund, Inc. and Shareholders of Eaton Vance Emerging Markets Debt Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Debt Opportunities Fund (the "Fund") (one of the funds constituting Eaton Vance Series Fund, Inc.), including the portfolio of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of July 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 18, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit and 163(j) interest dividends.
Foreign Tax Credit. For the fiscal year ended July 31, 2023, the Fund paid foreign taxes of $1,098,602 and recognized foreign source income of $98,170,155.
163(j) Interest Dividends. For the fiscal year ended July 31, 2023, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Board of Directors’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1  for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Board of Directors’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Board of Directors’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in investing in securities, derivatives and other instruments to establish long and short investment exposures to emerging markets, and investing in derivatives to establish short investment exposure to the euro. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark and blended benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Board of Directors’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Management and Organization

Fund Management. The Directors of Eaton Vance Series Fund, Inc. (the Corporation) are responsible for the overall management and supervision of Corporation’s affairs. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Director holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Director retirement policy, an Independent Director must retire and resign as a Director on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Director. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, "MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Director oversees 129 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Anchal Pachnanda(1) 1980	Director	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Fund.
Other Directorships. None.
Noninterested Directors
Alan C. Bowser 1962	Director	Since 2022	Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Director	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Director	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Director	Since 2021 (Chairperson) and 2014 (Director)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Valerie A. Mosley 1960	Director	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Director	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Director	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Director	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Director	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Director	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Ms. Pachnanda began serving as Director effective April 1, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7012    7.31.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) is the only series of Eaton Vance Series Fund, Inc. (the “Corporation”), a Maryland corporation. The Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended July 31, 2022 and July 31, 2023 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Emerging Markets Debt Opportunities Fund Fiscal Years Ended	7/31/22	7/31/23
Audit Fees	$111,650	$109,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$3,350	$7,481
All Other Fees(3)	$0	$0

Total	$115,000	$116,581

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by D&T for the Fund’s fiscal years ended July 31, 2022 and July 31, 2023; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the Series.

Fiscal Years Ended	7/31/21	7/31/23
Registrant	$3,350	$7,481
Eaton Vance(1)	$0	$0

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Fund, Inc.

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	September 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	September 25, 2023

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	September 25, 2023